SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC  20549

                          ---------------

                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): October 9, 1996
(October 8, 1996)

                     MULTI-MARKET RADIO, INC.
-------------------------------------------------------------------

        (Exact name of registrant as specified in charter)



       Delaware                    0-22080                 13-3707697
(State or Other Jurisdiction   (Commission File No.)      (IRS Employer
    of Incorporation)                                   Identification No.)


150 East 58th Street, 19th Floor, New York, New York         10155
-------------------------------------------------------------------

(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9150


                                 N/A
-------------------------------------------------------------------

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

      On October 8, 1996, Multi-Market Radio, Inc. (the "Company") mailed to the holders of its redeemable Class A Warrants a Notice of Warrant Redemption in which it notified such holders of its intent to redeem all outstanding Class A Warrants on November 8, 1996 at a redemption price of $.01 per warrant. After 5:00 p.m., New York City time, on November
7, 1996 Class A Warrants may no longer be exercised. For a more complete description of the warrant redemption, see Exhibit 99.1 of this Form 8-K.

      On October 8, 1996, the Company commenced an exchange offer for its Class B Warrants pursuant to which it is offering to exchange one share of Class A Common Stock, par value $.01 per share, of the Company for each five Class B Warrants of the Company properly tendered in the exchange offer. The exchange offer expires on November 6, 1996 at 5:00 p.m., New York City time, unless extended. For a more complete description of the exchange offer, see
Exhibit 99.2 of this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits

      99.1 Notice of Redemption, dated October 7, 1996, of Multi-Market Radio, Inc. in respect of its Class A Warrants.

      99.2 Offering Circular, dated October 4, 1996, of Multi-Market Radio, Inc. relating to an exchange offer for its Class B Warrants (incorporated by reference to Exhibit 9(a)(i) of the Schedule 13E-4 of Multi-Market Radio, Inc. filed with the Securities and Exchange Commission on October 8, 1996).

      99.3 Press release, dated October 8, 1996, of Multi-Market Radio, Inc. announcing the mailing of a Notice of Redemption in respect of its Class A Warrants and the commencement of an exchange offer for its Class B Warrants.

                            SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    MULTI-MARKET, INC.



                                    By: /s/   Jerry D. Emlet
                                       Name:  Jerry D. Emlet
                                       Title: Chief Financial Officer


Date: October 9, 1996

                           EXHIBIT INDEX



   Exhibit                         Description
   -------                         -----------

      99.1 Notice of Redemption, dated October 7, 1996, of Multi-Market Radio, Inc. in respect of its Class A Warrants.

      99.2 Offering Circular, dated October 4, 1996, of Multi-Market Radio, Inc. relating to an exchange offer for its Class B Warrants (incorporated by reference to Exhibit 9(a)(i) of the Schedule 13E-4 of Multi-Market Radio, Inc. filed with the Securities and Exchange Commission on October 8, 1996).

      99.3 Press release, dated October 8, 1996, of Multi-Market Radio, Inc. announcing the mailing of a Notice of Redemption in respect of its Class A Warrants and the commencement of an exchange offer for its Class B Warrants.